Exhibit 32.1

CERTIFICATION OF THE

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of AmperCap Acquisition Company (the “Company”) for the quarterly period ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Harish Dadoo Gonzalez and Alberto Gutiérrez Pier, Co-Chief Executive Officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 13, 2026	By:	/s/ Harish Dadoo Gonzalez
Harish Dadoo Gonzalez
Co-Chief Executive Officer
(Principal Executive Officer)

Date: November 13, 2026	By:	/s/ Alberto Gutiérrez Pier
Alberto Gutiérrez Pier
Co-Chief Executive Officer
(Principal Executive Officer)